UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2018

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On April 23, 2018, Mitel Networks Corporation (“Mitel”), entered into an Arrangement Agreement (the “Arrangement Agreement”) to be acquired by MLN AcquisitionCo ULC, a British Columbia unlimited liability company (“Purchaser”), formed by funds advised by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”). Purchaser has obtained debt financing commitments to fund part of the acquisition costs required to complete the transactions contemplated by the Arrangement Agreement, including the Arrangement. In connection with marketing the loans provided under such debt financing commitments, Purchaser intends to disclose certain financial information of Mitel to prospective lenders. Mitel is filing this current report on Form 8-K in order to publicly disclose such information.

Information presented below consists of (1) U.S. GAAP results for the five and twelve months ended May 31, 2018, (2) pro forma results for the twelve months ended May 31, 2018 that include the operations of Shoretel, Inc. (“ShoreTel”), which was acquired by Mitel on September 25, 2017, as if the acquisition of ShoreTel by Mitel had been completed on January 1, 2017, and (3) the operations of DeTeWe Communications GmbH (“DeTeWe”), the Company’s former German systems integration business, which was sold by Mitel on April 30, 2018, for the five and twelve months ended May 31, 2018 and the five months ended May 31, 2017. Such information is unaudited and should be read in conjunction with Mitel’s historical financial statements included in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018 and May 3, 2018, respectively. The pro forma results presented are not necessarily indicative of results that actually would have occurred had the acquisition of ShoreTel by Mitel been completed on January 1, 2017 or of results that may occur in the future. Readers are cautioned that actual results may differ materially.

Information presented below for the five months ended May 31, 2018 and for the twelve months ended May 31, 2018 includes preliminary results for the two-month period ending May 31, 2018. In addition to being preliminary, such financial information is unaudited, subject to change and not necessarily indicative of results that Mitel will actually achieve for the quarter ended June 30, 2018 or the year ended December 31, 2018.

In addition, Mitel does not regularly report results for monthly periods during a quarter and the information presented below was prepared solely to assist Purchaser in connection with its debt financing. Readers are cautioned that such information for the two-month period ending May 31, 2018 is preliminary and that actual results may differ materially.

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	Five Months Ended May 31, 2018 (US GAAP, except as indicated otherwise)	Twelve Months Ended May 31, 2018 (US GAAP, except as indicated otherwise)	Twelve Months Ended May 31, 2018 (Pro forma)(1)	Five Months Ended May 31, 2017 DeTeWe	Five Months Ended May 31, 2018 DeTeWe(3)	Twelve Months Ended May 31, 2018 DeTeWe(3)
Revenues	$514.0	$1,220.7	$1,337.4	$19.3	$16.0	$66.3
Cost of revenues	212.0	524.2	563.3	17.0	13.5	51.3

Gross Margin	302.0	696.5	774.1	2.3	2.5	15.0

Expenses:
Selling, general and administrative	189.6	415.6	469.6	4.1	3.5	10.6
Research and development	61.0	127.6	151.0	—	—	—
Restructuring, integration and acquisition-related costs	18.8	89.5	103.6	0.1	0.1	5.5
Amortization of acquisition-related intangible assets	45.5	85.9	111.7	—	—	—

	314.9	718.6	835.9	4.2	3.6	16.1

Operating loss	(12.9)	(22.1)	(61.8)	(1.9)	(1.1)	(1.1)
Interest expense	(16.1)	(30.0)	(37.9)	—	—	—
Debt and warrant retirement costs, including write-off deferred financing costs	(0.9)	(0.9)	(0.9)	—	—	—
Gains on divestitures(2)	19.1	19.1	19.1	—	—	—
Other income (expense)	3.3	1.8	0.9	—	(0.2)	(0.1)

Loss from continuing operations, before income taxes	(7.5)	(32.1)	(80.6)	(1.9)	(1.3)	(1.2)
Current income tax recovery (expense)	(5.3)	(10.1)	(11.0)	—	—	0.1
Deferred income tax recovery (expense)	7.0	18.7	19.0	0.4	0.4	1.4

Net loss	$(5.8)	$(23.5)	$(72.6)	$(1.5)	$(0.9)	$0.3

Non-GAAP measures:
Adjusted EBITDA	$73.2	$197.7	$207.9	$(1.7)	$(0.9)	$4.5

(1)	Pro forma results referenced reflect the Company's consolidated financial results as if the acquisition of ShoreTel had occured on January 1, 2017. The pro forma results are not necessarily indicative of the results of operations that actually would have resulted had the combination occurred on such date.

(2)	Gains on divestitures consists of $4.3 for the April 2018 dispostion of DeTeWe and $14.8 for the settlement of a non-interest bearing note initially received from the divestiture of the Mobile business unit.

(3)	Includes the operations of DeTeWe until the date of sale, April 30, 2018.

MITEL NETWORKS CORPORATION

Revenue and Gross Margin

(in millions of US dollars)

(unaudited)

	Five Months Ended May 31, 2018 (US GAAP, except as indicated otherwise)	Twelve Months Ended May 31, 2018 (US GAAP, except as indicated otherwise)	Twelve Months Ended May 31, 2018 (Pro forma)(1)	Five Months Ended May 31, 2017 DeTeWe	Five Months Ended May 31, 2018 DeTeWe	Twelve Months Ended May 31, 2018 DeTeWe
Revenues
On-Site – Product	$252.8	$663.4	$703.0	$7.8	$5.6	$32.5
On-Site – Services	148.0	343.5	373.4	11.5	10.4	33.8

Total On-Site revenues	400.8	1,006.9	1,076.4	19.3	16.0	66.3
Cloud – Recurring	114.7	216.8	265.2	—	—	—
Purchase accounting adjustments	(1.5)	(3.0)	(4.2)	—	—	—

Total revenues	$514.0	$1,220.7	$1,337.4	$19.3	$16.0	$66.3

Gross margin
On-Site – Product	$148.8	$380.1	$406.8	$(3.6)	$(3.2)	$(5.7)
On-Site – Services	78.0	177.6	197.6	5.9	5.7	20.7

Total On-Site gross margin(2)	226.8	557.7	604.4	2.3	2.5	15.0
Cloud – Recurring(3)	76.7	141.8	173.9	—	—	—
Purchase accounting adjustments	(1.5)	(3.0)	(4.2)	—	—	—

Total gross margin	$302.0	$696.5	$774.1	$2.3	$2.5	$15.0

(1)	Pro forma results referenced reflect the Company's consolidated financial results as if the acquisition of ShoreTel had occured on January 1, 2017. The pro forma results are not necessarily indicative of the results of operations that actually would have resulted had the combination occurred on such date.

(2)	On-Site gross margin includes Amortization and Depreciation of $1.0 for the five months ended May 31, 2018 and $2.5 for the pro forma twelve months ended May 31, 2018. There is no depreciation included in the On-Site gross margin for DeTeWe.

(3)	Cloud gross margin includes Amortization and Depreciation of $5.5 for the five months ended May 31, 2018 and $12.9 for the pro forma twelve months ended May 31, 2018.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	Five Months Ended May 31, 2018	Twelve Months Ended May 31, 2018	Twelve Months Ended May 31, 2018 (Pro forma)(1)	Five Months Ended May 31, 2017 DeTeWe	Five Months Ended May 31, 2018 DeTeWe	Twelve Months Ended May 31, 2018 DeTeWe

Net loss	$(5.8)	$(23.5)	$(72.6)	$(1.5)	$(0.9)	$0.3
Adjustments:
Interest expense	16.1	30.0	37.9	—	—	—
Income tax expense (recovery)	(1.7)	(8.6)	(8.0)	(0.4)	(0.4)	(1.5)
Amortization and depreciation	57.2	111.6	140.3	0.1	0.1	0.2
Foreign exchange loss	(2.2)	(1.6)	(1.1)	—	—	(0.1)
Restructuring, integration and acquisition-related costs	18.8	89.5	103.6	0.1	0.1	5.5
Stock-based compensation	8.3	16.5	19.4	—	—	—
Debt and warrant retirement costs, including write-off deferred financing costs	0.9	0.9	0.9	—	—	—
Gains on divestitures(2)	(19.1)	(19.1)	(19.1)	—	—	—
Purchase accounting adjustments and other	0.7	2.0	6.6	—	0.2	0.1

Adjusted EBITDA	$73.2	$197.7	$207.9	$(1.7)	$(0.9)	$4.5

(1)	Pro forma results referenced reflect the Company's consolidated financial results as if the acquisition of ShoreTel had occured on January 1, 2017. The pro forma results are not necessarily indicative of the results of operations that actually would have resulted had the combination occurred on such date.

(2)	Gains on divestitures consists of $4.3 for the April 2018 dispostion of DeTeWe and $14.8 for the settlement of a non-interest bearing note initially received from the divestiture of the Mobile business unit.

Financial Information

Mitel’s independent auditors have not compiled, examined, or performed any procedures with respect to the (1) US GAAP results for the five and twelve months ended May 31, 2018, (2) pro forma results for the twelve months ended May 31, 2018 or (3) DeTeWe results for the five and twelve months ended May 31, 2018 and the five months ended May 31, 2017.

The financial information included in this current report on Form 8-K is not intended to, and does not, comply with financial statement and/or pro forma financial information disclosure requirements of the SEC that would apply to financial statements and/or pro forma financial information filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934. Compliance with such disclosure requirements could require the modification or exclusion of certain financial information and the presentation of certain other information not included herein or require the exclusion of certain information included herein.

Non-GAAP Financial Measurements

This current report on Form 8-K includes references to non-GAAP financial measures, including Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. generally accepted accounting principles. Please see the reconciliations of non-GAAP financial measures to the most directly comparable U.S. GAAP measure included in this report. In addition, we encourage you to evaluate the adjustments and the reasons we consider them appropriate, as well as the material limitations of non-GAAP measures and the manner that we compensate for those limitations, as described in Item 6. Selected Financial Data in our Annual Report on Form 10-K filed with the SEC and Canadian securities regulatory authorities on February 28, 2018.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel has filed relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s definitive proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S DEFINITIVE PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders may obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders may obtain such documents free of charge from Mitel on Mitel’s website at www.mitel.com or by calling (613) 592-2122.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement and proxy circular regarding the arrangement.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018 and May 3, 2018, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary